_________________________
1801 Art Museum Drive, Suite 300
Jacksonville, Florida 32207
Phone (904) 396-5733
Fax (904) 396-2715




                                             December 28, 2006



Dear Shareholder:

      I invite you to attend our Annual Meeting of Shareholders, which will be held on Wednesday, February 7, 2007, at 2:00 p.m.
at 155 East 21st Street, 6th Floor, Jacksonville, Florida.

     Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. At the meeting, I will report on the Company's operations and plans. We also will leave time for your questions.

      We hope that you are able to attend the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you previously have submitted your proxy.

     Thank you for your ongoing support of Patriot Transportation
Holding, Inc.

                                   Sincerely,

                                   /s/ John E. Anderson

                                   John E. Anderson
                                   President  and Chief Executive
                                   Officer

               2007 ANNUAL MEETING OF SHAREHOLDERS

          NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                        TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders                       ii

Proxy Statement                                                 1

Corporate Governance                                            4

Board Structure and Committee Membership                        5

Nominating Process                                              8

Non-Employee Director Compensation                              9

Proposal No. 1 - Election of Directors                         10

Proposal  No.  2 - Ratification of Independent Registered
  Public Accounting Firm                                       12

Shareholder Return Performance                                 12

Compensation Committee Report                                  13

Executive Compensation                                         18

Related Party Transactions                                     21

Common Stock Ownership of Certain Beneficial Owners            22

Common Stock Ownership by Directors and Executive Officers     22

Audit Committee Report                                         24

Independent Auditor                                            24

Additional Information                                         26

Annex A - Audit Committee Charter

              PATRIOT TRANSPORTATION HOLDING, INC.
       1801 Art Museum Drive, Jacksonville, Florida 32207



                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS



TIME AND DATE                 2:00  p.m.  on Wednesday,  February
                              7, 2007

PLACE                         155 East 21st Street, 6th Floor
                              Jacksonville, Florida

ITEMS OF BUSINESS             (1) To elect three directors to a
                                  4 year term.
                              (2) To    ratify   the    Audit
                                  Committee's  selection  of   the
                                  Independent  Registered   Public
                                  Accounting Firm.
                              (3) To transact such other
                                  business as may properly come
                                  before the Meeting and any
                                  adjournment.

RECORD DATE                   You  are  entitled to vote  if  you
                              were  a  shareholder of  record  at
                              the  close  of business on  Monday,
                              December 11, 2006.

ANNUAL REPORT                 Our  2006  Annual Report, which  is
                              not  part  of the proxy  soliciting
                              materials, is enclosed.

PROXY VOTING                  Please  submit a proxy as  soon  as
                              possible  so that your  shares  can
                              be   voted   at  the   meeting   in
                              accordance  with your instructions.
                              If  you attend the meeting, you may
                              withdraw  your proxy  and  vote  in
                              person.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                        Ray M. Van Landingham
                                              Secretary


 This Proxy Statement and Proxy Card are being distributed on or about December 28, 2006.

                         PROXY STATEMENT

     The Board of Directors (the "Board") of Patriot Transportation Holding, Inc. ("Patriot" or the "Company") is soliciting proxies for the Annual Meeting of Shareholders. You are receiving a proxy statement because you own shares of Patriot common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

     The information included in this proxy statement relates to proposals to be voted on at the meeting, voting process, compensation of directors and our most highly paid officers, and other required information.

Purpose of the Annual Meeting

      The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual
Meeting.

Annual Meeting Admission

     You are invited to attend the meeting in person. The meeting will  be held at 2:00 p.m. on Wednesday, February 7, 2007 at  155
East 21st Street, Jacksonville, Florida.

      Proof of ownership of Patriot stock, as well as a form of personal photo identification, must be presented in order to be admitted to the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the meeting.

      We reserve the right to adopt other rules and to implement additional security measures for the meeting.

Quorum

      A quorum is the minimum number of shares required to hold a meeting. A majority of the outstanding shares of our common stock must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Shareholders Entitled to Vote

      Each share of our common stock outstanding as of the close of business on December 11, 2006, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 3,011,629 shares of common stock issued and outstanding.

      Many Patriot shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

     * SHAREHOLDER OF RECORD - If your shares are registered directly in your name with Patriot's Transfer Agent, American Stock Transfer & Trust Company, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by Patriot. As the shareholder of record, you have the right to grant your voting proxy directly to Patriot or to vote in person at the meeting.

     * BENEFICIAL OWNER - If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and those proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

     * PROFIT SHARING PLAN AND TRUST - If your shares are held in your account in the Patriot Transportation Holding, Inc. Profit Sharing and Deferred Earnings Plan (the "Profit Sharing Plan"), you are considered the beneficial owner of these shares and the trustee of the plan is the shareholder of record. Participants in the Profit Sharing Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in such plan for which voting instructions are received.

Proposals  You  Are  Asked  to Vote On  and  the  Board's  Voting
  Recommendations

      At  the Annual Meeting, the shareholders will vote to elect
three  directors  to  serve  for a four  year  term.   Our  Board
recommends that you vote "FOR" each nominee of the Board.

      At  the Annual Meeting, the shareholders also will vote  on the  proposal  to ratify the Audit Committee's selection  of  the
Independent  Registered  Public  Accounting  Firm.    Our   Board
recommends that you vote "FOR" ratification.

      Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees are unavailable as a candidate for director, the persons named as proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Required Vote

     The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

      All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in the section on page one entitled Quorum. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

Voting Methods

      If you hold shares directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Profit Sharing Plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card included by your broker or nominee.

Changing Your Vote

      You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

      In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the Profit Sharing Plan will be voted by the trustee as described in Shareholders Entitled to Vote on page 1.

Results of the Vote

      We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2007.

Delivery of Proxy Materials

      Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

      Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting Ray M. Van Landingham at (904) 396-5733 Ext. 103 or by mail at 1801 Art Museum Drive, Jacksonville, Florida 32207.

      If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

List of Shareholders

      The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 1801 Art Museum Drive, Jacksonville, Florida, by contacting the Secretary of the Company.

Cost of Proxy Solicitation

      Patriot will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

      Our Transfer Agent is American Stock Transfer & Trust Company. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar matters can be handled by contacting American Stock Transfer & Trust Company at 1-800-937-5449, or in writing at American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038.

                      CORPORATE GOVERNANCE

Director Independence

     The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance.

      The  Board has determined that a majority of the  Board  of
Directors are independent of management in accordance with the listing standards of The Nasdaq Stock Market. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors. In accordance with Nasdaq listing standards, the Board must determine that a director has no relationship that, in the judgment of the Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries and to disclose any circumstances that might be perceived as a conflict of interest.

       The   Board  of  Directors  has  determined  that  Messrs.
Commander,   Fichthorn,  Paul,  Shad,  Stein  and   Winston   are
independent under these standards. Only one of the Company's directors is an employee of the Company.

Meetings of Independent Directors

      Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting.

Communication with Directors

     The Board of Directors has adopted the following process for shareholders to send communications to members of the Board.
Shareholders may communicate with the chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Patriot Transportation Holding, Inc., c/o Corporate Secretary, 1801 Art Museum Drive, Jacksonville, Florida 32207.

Director Attendance at Annual Meeting of Shareholders

      The Company's policy is that our directors are expected  to attend  the  Annual  Meeting of Shareholders  unless  extenuating
circumstances   prevent  them  from  attending.   All   directors
attended last year's Annual Meeting of Shareholders.

Business Conduct Policies

      We  believe  that operating with honesty and integrity  has earned  us  trust  from  our customers,  credibility  within  our communities, and dedication from our employees. Our senior executive and financial officers are bound by our Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company's assets and compliance with laws, rules and regulations.

      Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of these policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The  Financial  Code of Ethical Conduct  and  the  Code  of
Business  Conduct and Ethics are available on  our  Web  site  at
www.patriottrans.com   under  Investor  Relations   -   Corporate
Governance.

            BOARD STRUCTURE AND COMMITTEE MEMBERSHIP

      The Board is divided into four classes serving staggered four-year terms. The Board has ten directors and the following four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. The membership during fiscal 2006 and the function of each Committee are described below.

      During fiscal 2006, the Board of Directors held five meetings. The Audit Committee held eight meetings, the Compensation Committee held three meetings, and the Nominating and Corporate Governance Committee held one meeting during fiscal 2006. During fiscal 2006, the Executive Committee held no formal meetings, but acted on one matter by written consent. An ad hoc committee of directors held two formal meetings during fiscal 2006, and the independent directors held three formal meetings, in addition to executive sessions of the independent directors following Board meetings. All of our directors attended at least 75% of the meetings of the Board and all committees on which the director served, except for Mr. Winston who was unable to attend one meeting of the independent directors and one meeting of the Compensation Committee due to extenuating circumstances.

     The following chart shows the composition of the committees of the Board of Directors. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.

                                             Nominating and
Director              Audit    Compensation  Corporate Governance  Executive
--------              -----    ------------  --------------------  ---------
John E. Anderson                                                     X
Edward L. Baker                                                      X*
John D. Baker II                                                     X
Charles E. Commander III X                           X
Robert H. Paul III       X       X*                  X
H. W. Shad III           X*
Martin E. Stein, Jr.             X                   X*
James H. Winston                 X


   X - Committee Member             * - Committee Chair

Audit Committee

      The Audit Committee assists the Board in its oversight of the Company's accounting and financial reporting processes and the audit of the Company's financial statements, the integrity of the Company's financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company's independent auditor. In addition to other responsibilities, the Audit Committee also:

     * Reviews the annual audited and the quarterly consolidated financial statements;

     * Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor's observations regarding the Company's internal controls;

     *    Reviews earnings press releases prior to issuance;

     * Appoints, oversees, and approves compensation of the independent auditor;

     * Approves all audit and permitted non-audit services provided by the independent auditor;

     * Reviews findings and recommendations of the independent auditor and management's response to the recommendations of the independent auditor; and

     * Recommends whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     The Board of Directors has determined that all Audit Committee members are independent and are able to read and understand financial statements. The Board of Directors has also determined that the Chair of the Committee, H.W. Shad III, qualifies as an "audit committee financial expert" within the meaning of SEC regulations. The charter of the Audit Committee (as revised on July 27, 2006) is attached hereto as Annex A and available at www.patriottrans.com under Corporate Governance.

Compensation Committee

     Committee Functions. The primary function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement. In addition, the Compensation Committee:

     * Reviews and approves the Company's goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;

     * Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;

     * Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;

     * Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the Board regarding the selection of individuals to occupy these positions; and

     *    Administers the Company's stock plans.

      The charter of the Compensation Committee is available at www.patriottrans.com under Corporate Governance.

     Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee (i) was an officer or employee of the Company or any of its subsidiaries during the 2006 fiscal year, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under the rules of the Securities and Exchange Commission requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee.

     Under its Charter, the principal functions of the Nominating and Corporate Governance Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders, (3) review and recommend to the Board changes to the corporate governance practices of the Company, and (4)
oversee the annual evaluation of the Board. In addition, the Nominating and Corporate Governance Committee establishes criteria for Board membership.

     The  charter  of  the  Nominating and  Corporate  Governance
Committee  is  available at www.patriottrans.com under  Corporate
Governance.

Executive Committee

      To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors.

                       NOMINATING PROCESS

Role of the Nominating and Corporate Governance Committee in the Nominating Process

       The Nominating and Corporate Governance Committee ("Nominating Committee") identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Nominating Committee identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends one or more of such individuals for appointment to the Board.

Director Qualifications Standards

    The Committee has established the following standards and qualifications for members of the Board of Directors:

          * Each director shall at all times represent the interests of the shareholders of the Company.

          * Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

          * Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

          * The Board shall meet the applicable standards of independence from the Company and its management.

          * The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company's operations and interests.

Identification, Evaluation and Selection of Nominees

      In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee may consider qualified nominees from several sources, including current Board members and search firms. The Committee may from time to time retain a search firm to help the Committee identify qualified director nominees for consideration by the Committee. The Committee evaluates qualified director nominees against the current Director Qualifications Standards described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Director Qualifications Standards, and the Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for appointment to the Board.

Nominees Proposed by Shareholders for Consideration by the Committee

      The Nominating Committee does not consider recommendations from shareholders for director nominees as the Board of Directors believes that it has sufficient resources to recruit qualified directors.

Nominations by Shareholders at Annual Meeting

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election as directors by the shareholders. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40)  days  prior to the meeting except that, if less than  fifty
(50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

               NON-EMPLOYEE DIRECTOR COMPENSATION

     The following table summarizes our compensation arrangements with non-employee directors for the 2006 and 2007 fiscal years.

                                        2006              2007
                                        ----              ----
All Non-Employee Directors:
    Annual Retainer                    $15,000           $15,000
    Fee Per Meeting Attended           $ 1,500           $ 1,500
    Shares Granted Annually                500               500

                                        2006              2007
                                        ----              ----
Audit Committee:
    Annual Fee   Chairman              $10,000           $10,000
                 Member                $ 5,000           $ 5,000
    Meeting Fees Chairman(1)           $   500           $ 1,500
                 Member                $   300           $ 1,000


Other Committees:
     Annual Fee  Chairman               NONE             $ 2,000
                 Member                 NONE             $ 1,000
     Meeting Fees Chairman             $   500           $ 1,500
                 Member                $   300           $ 1,000

(1) The Audit Committee members receive no meeting fees for the four regularly scheduled quarterly meetings; the meeting fees shown would apply only to additional meetings.

     The following table shows the compensation paid to each of our non-employee directors during the 2006 fiscal year.

                    Board and    Board and
                    Committee    Committee    Value of (1)    Total
    Director        Retainers   Meeting Fees  Stock Awards Compensation
    --------        ---------   ------------  ------------ ------------

Edward L. Baker(2)   $15,000       $9,500       $31,770      $56,270
John D. Baker II     $15,000       $8,500       $31,770      $55,270
Thompson S. Baker II $15,000       $7,500       $31,770      $54,270
Charles E. Commander
III                  $15,000      $25,000       $31,770      $71,770
Luke E. Fichthorn
III(3)               $15,000       $9,500       $31,770      $56,270
Robert H. Paul III   $15,000      $27,000       $31,770      $73,770
H. W. Shad III       $15,000      $26,500       $31,770      $73,270
Martin E. Stein Jr.  $15,000      $19,000       $31,770      $65,770
James H. Winston     $15,000      $13,000       $31,770      $59,770

  (1) Each non-employee director was awarded 500 shares of the Company's common stock on February 1, 2006. The value was determined using the closing price of the Company's common stock on the Nasdaq Stock Market on February 1, 2006 which was $63.54.
  (2) The Company also provides Mr. Baker, the Chairman of  the
      Board, with a Company vehicle.
  (3) Mr. Fichthorn also receives consulting fees of $30,000 per year for financial consulting services provided to the Company.

                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     Under our Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office. We have listed below three nominees in Class I to be re-elected. Class I Directors will hold office until the 2011 annual meeting. Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

Director Nominees
-----------------

                                          Director    Director      Other
Name and Principal Occupation     Age      Class       Since    Directorships
-----------------------------     ---      -----       -----    -------------
John E. Anderson                  61      Class I       2005
President and Chief Executive            (Term Exp.
  Officer                                  2011)

Robert H. Paul III                72      Class I       1992
Chairman  of  the  Board  of             (Term Exp.
 Southeast-Atlantic Beverage               2011)
 Corporation (a manufacturer
 of soft drink products)

James H. Winston                  73      Class I       1992     Stein Mart,Inc.
President of LPMC, Inc.  (an             (Term Exp.
 investment   real    estate               2011)
 firm); President of Citadel
 Life & Health Insurance Co.



Directors Continuing in Office
------------------------------


Edward L. Baker                   71      Class III      1988     Florida Rock
Chairman of the Board of  the            (Term Exp.               Industries, Inc.
 Company and of Florida Rock                2009)
 Industries, Inc.

John D. Baker II                  58      Class II       1988     Florida Rock
President and Chief Executive            (Term Exp.               Industries, Inc.
 Officer of Florida Rock                    2008)                 Wachovia Corporation
 Industries, Inc.

Thompson S. Baker II              48      Class IV       1994     Florida Rock
Vice President of Florida Rock           (Term Exp.               Industries, Inc.
Industries, Inc.                            2010)

Charles E. Commander III          66      Class III      2004
Partner with Foley & Lardner,            (Term Exp.
L.L.P. (a law firm)                         2009)

Luke E. Fichthorn III             65      Class II       1989     Florida Rock
Partner  in  Twain Associates            (Term Exp.               Industries, Inc.
 (a private investment banking              2008)                 Bairnco Corporation
  firm); Chairman  of
  the Board and Chief Executive
  Officer of Bairnco Corporation
  (manufacturer)


                                         Director       Director      Other
Name and Principal Occupation      Age     Class         Since    Directorships
-----------------------------      ---     -----         -----    -------------
H. W. Shad III                     60    Class II       2004
Owner, Bozard Ford Company (a            (Term Exp.
 Ford dealership)                           2008)

Martin E. Stein, Jr.               54    Class IV       1992     Regency Cemters
Chairman and Chief Executive            (Term Exp.               Corporation
 Officer of Regency Centers                2010)                 Stein Mart, Inc.
 Corporation (a commercial
 real estate services firm)


     All of the nominees and directors have been employed in their respective positions for the past five years except John E.
Anderson.

     Mr. Anderson was elected as a director on October 5, 2005. Mr. Anderson previously served as a director from 1989 to January 1, 2004. From 2002 to November 21, 2006, Mr. Anderson served as a director of Winn-Dixie Stores, Inc. On February 21, 2005, Winn-Dixie Stores, Inc. filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code.

     Edward L. Baker and John D. Baker II are brothers.  Thompson
S. Baker II is the son of Edward L. Baker.

     Please see Related Party Transactions for a discussion of other transactions and relationships between the Company and Florida Rock Industries, Inc. ("FRI").

                         PROPOSAL NO. 2
  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has selected Hancock Askew & Co., LLP as the Company's independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year 2007. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the Audit Committee's appointment of Hancock Askew & Co., LLP (HA) as Independent Registered Public Accounting Firm (auditors) for fiscal year 2007.

     HA has been our independent auditor since June 21, 2006, and no relationship exists other than the usual relationship between auditor and client.

      If the appointment of HA as auditor for fiscal year 2007 is not approved by the shareholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for fiscal year 2007 will stand, unless the Audit Committee finds other good reason for making a change.

      Representatives of HA will be available to respond to questions at the annual meeting of shareholders.

                 SHAREHOLDER RETURN PERFORMANCE

     The following table and graph compare the performance of the
Company's common stock to that of the Total Return Index for  The
NASDAQ  Stock  Market-US  Index  and  The  NASDAQ  Trucking   and

Transportation Stock Index for the period commencing September 30, 2001 and ending on September 30, 2006. The graph assumes that $100 was invested on September 30, 2001 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.

<cHART OMITTED>

                     Cumulative Total Return
                     -----------------------
                    9/30/01   9/30/02   9/30/03  9/30/04  9/30/05  9/30/06

Patriot              100.00    125.35    176.73   192.93   403.37  443.64
Transportation
Holding, Inc.

NASDAQ Stock Market  100.00     80.97    120.85   131.16   150.08  159.80
(U.S.)

NASDAQ Trucking &    100.00    114.09    164.29   188.55   236.06  273.54
Transportation

                  COMPENSATION COMMITTEE REPORT

Our Compensation Committee
--------------------------
      Robert H. Paul III, Martin E. Stein, Jr., and James H. Winston serve as the members of the Compensation Committee. Mr. Paul, who has served on our Board of Directors for approximately 14 years, is the Committee Chairman. Each member of the Compensation Committee qualifies as:

     * an independent director under the listing standards of The Nasdaq Stock Market;

     * a non-employee director for purposes of Rule 16b-3 of the Exchange Act; and

     * an outside director for purposes of Section 162(m) of the Internal Revenue Code.

Role of the Compensation Committee
----------------------------------

      Our Compensation Committee operates under a written charter adopted  by  the  Board.  A copy of the charter is  available  at
www.patriottrans.com.      The     Committee's     duties     and
responsibilities include:

     * review and approval of the Company's goals and objectives relevant to the compensation of the Chief Executive Officer and other senior executive officers;

     *     evaluating the job performance of the Chief  Executive
Officer in light of those goals and objectives;

     * determining the compensation levels (including base, incentive and equity compensation) of the Chief Executive Officer and other senior executive officers;

     * administering the Company's stock incentive plans and the Management Incentive Compensation program;

     * making recommendations to the Board of Directors with respect to any incentive and equity-based compensation plans; and

     *     periodically  reviewing, with the Chairman  and  Chief
Executive Officer, the succession plans for senior executive officers and making recommendations to the Board relating to those succession plans.

Committee Meetings
------------------

     Our Compensation Committee meets as often as necessary to perform its duties and responsibilities. The Committee held 3 meetings during fiscal 2006 and has held 3 meetings so far during fiscal 2007. Mr. Paul works with the Chief Executive Officer to establish the meeting agenda. The Committee typically meets with the Chief Executive Officer and, where appropriate, with outside advisers. The Committee also meets in executive session without management.

     The  Committee receives and reviews materials in advance  of
each   meeting.    These  materials  include   information   that
management believes will be helpful to the Committee as well as materials requested by the Committee.

Compensation Philosophy
-----------------------

   The following principles guide our compensation decisions:

We Focus on Strategic Objectives

      Our compensation decisions are driven by Patriot's business strategy. We intend that our compensation decisions will attract and retain leaders and motivate them to achieve Patriot's strategic objectives.

We Believe in Pay for Performance

       We   believe  that  pay  should  be  directly  linked   to
performance. This philosophy has guided many compensated-related decisions:

     * A substantial portion of executive officer compensation is contingent on, and variable with, achievement of objective corporate and/or individual performance objectives.

     * Our stock incentive plan prohibits discounted stock options, reload stock options and re-pricing of stock options.

     * We do not have any employment, severance or change-in-control agreements with any of our executive officers.

     *     We have capped the benefit levels under the Management
Security Plan. Our executive officers do not accrue additional benefits under any other supplemental executive retirement plan.

Compensation Should Reflect Position and Responsibility

   Total   compensation  and  accountability   should   generally
increase with position and responsibility. Consistent with this philosophy:

     * Total compensation is higher for individuals with greater responsibility and greater ability to influence the Company's achievement of targeted results and strategic initiatives.

     * As position and responsibility increases, a greater portion of the executive officer's total compensation is performance-
based   pay   contingent  on  the  achievement   of   performance
objectives.

     * Equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation.

Compensation Should be Reasonable and Responsible

   It is essential that Patriot's overall compensation levels be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, we believe that compensation should be set at responsible levels. Our executive compensation programs are intended to reflect the understanding that this Company belongs to our shareholders.

Elements of Executive Compensation
----------------------------------

Base Salary

      Base pay is a critical element of executive compensation because it provides executives with a base level of monthly income. In determining base salaries, we consider the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive's past performance and historic compensation and other factors that we view as relevant on a case by case basis. For our Chief Executive
Officer, we generally try to allocate total compensation among the various elements so that at least 50% of the total compensation that he may earn is performance-based pay.

Management Incentive Compensation Plan

     The Company's Management Incentive Compensation ("MIC") plan provides a direct financial incentive in the form of an annual cash bonus to participants to achieve their business unit's and the Company's goals and objectives. Awards to individuals are based on their achieving annual predetermined objectives and the importance of and degree of difficulty in achieving those objectives.

     Goals for the transportation group for the fiscal year 2006 focused on the achievement of certain after-tax returns on total capital employed and are contingent upon meeting certain safety and accident prevention objectives. Objectives for the real estate group emphasized such key performance indicators as average lease occupancy for the existing portfolio, achievement of development milestones and securing entitlements relating to key properties.

Management Security Plan

      The Management Security Plan provides for certain payments to certain senior executive officers upon retirement or death.
Benefit levels are based on a percentage of the participant's base salary as of September 30, 2002.

Additional Benefits

      Senior executive officers participate in employee benefit plans generally available to employees. In addition, certain senior executive officers participate in a Medical Reimbursement
Plan and receive certain other additional perquisites.

Equity Based Compensation

      Under the 2006 Stock Incentive Plan, the Company may grant awards of restricted stock, restricted stock units, stock options and stock appreciation rights to executive officers, directors and other key employees. During the 2006 fiscal year, the Company granted 3,200 shares of restricted stock to the executive officers named in the Summary Compensation Table. These restricted stock awards vest ratably over a four year period.

     In determining the number of restricted stock awards to be granted to an individual, including the Chief Executive Officer, the Compensation Committee takes into account all elements of the individual's compensation, the individual's scope of responsibility and ability to affect both short and long term performance and add value to the Company, and such other factors as the Compensation Committee may deem relevant.

CEO Compensation
----------------

      The members of the Compensation Committee meet in executive session each year to evaluate the performance of the Chief Executive Officer, to approve his MIC bonus for the prior fiscal year and to determine his base salary and MIC objectives for the current year, and to consider and approve any equity incentive compensation grants to the Chief Executive Officer. The Committee made the following decisions on the compensation of the Chief Executive Officer:

     * The Committee approved an MIC award of $342,720 for fiscal 2006 based on the extent to which Mr. Anderson achieved the performance objectives established for him for fiscal 2006;

     * The Committee approved a base salary of $370,800 for Mr. Anderson, representing an increase of 3% over his base salary for
the  prior  year.   This base salary increase will  be  effective
January 1, 2007;

     * The Committee established performance objectives for Mr. Anderson for fiscal 2007 based upon: (i) the achievement of specific return on average capital employed targets for the transportation group; (ii) the achievement of certain development and average lease occupancy milestones in the real estate group;
(iii) achievement of specific safety goals in the transportation group; (iv) securing entitlements relating to key properties; and
(iv) compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Mr. Anderson is eligible to earn an MIC bonus of up to 100% of his base salary for fiscal 2007 based on the extent to which these objectives are achieved, provided certain threshold performance levels are met.

In approving the 3% increase in Mr. Anderson's base salary, the Compensation Committee considered:

     *    our compensation philosophy described above;

     *    the Company's performance during fiscal 2006;

     * the Company's shareholder return performance in relation to the Nasdaq Composite Index and the Nasdaq Transportation Index;

     * Mr. Anderson's experience and industry knowledge and the quality and effectiveness of his leadership at the Company;

     * all of the components of Mr. Anderson's compensation, including base salary, incentive compensation under the MIC Plan, previously granted stock options and restricted stock, retirement and death benefits under the MSP Plan, and benefits and perquisites; and

     *    the mix of performance pay to total compensation.

No specific weighting was applied to these factors.

     After considering all components of the compensation paid to the named executive officers, the Compensation Committee has determined that the compensation is reasonable and not excessive.

          Robert H. Paul III, Chair
          Martin E. Stein, Jr.
          James H. Winston
         Members of the Compensation Committee

                     EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the four other most highly compensated executives who served in such capacities during the fiscal year ended September 30, 2006.

                                                 Long-Term           All Other
                          Annual                Compensation        Compensation
                      Compensation(1)              Awards              ($)(5)
                      ---------------              ------              ------
                                             Restricted    Securities
   Name and               Salary     Bonus   Stock Awards  Underlying
Principal Position  Year  ($)(2)    ($)(3)     ($)(4)      Options(#)
    Position
---------------------------------------------------------------------------------
John E. Anderson    2006  356,994   342,720    50,832         -0-       19,463
 President          2005  345,441   330,577      -0-         10,000     22,192
                    2004  335,380   250,000      -0-          -0-       17,812

David H. deVilliers 2006  275,833   264,585    38,124         -0-       11,211
 Jr.                2005  265,850   241,020      -0-          7,500     14,295
 Vice President     2004  258,345   244,400      -0-          -0-        9,951

Terry S. Phipps     2006  133,654    68,472    38,124         -0-        7,255
 President of       2005  129,808    78,000      -0-          -0-       16,960
 SunBelt            2004  102,885    53,125      -0-         10,000      3,500
 Transportation

Robert E. Sandlin   2006  179,040   108,212    38,124         -0-       15,183
 President of       2005  177,081   105,060      -0-          -0-       19,886
 Florida Rock &     2004  168,713    72,229      -0-          -0-       10,868
 Tank Lines, Inc.

Ray M. Van          2006  153,375    88,250    38,124         -0-       13,616
Landingham          2005  147,470    90,000      -0-          5,000     26,345
  Vice President    2004  138,860    49,798      -0-          -0-       13,153
  Treasurer,
  Secretary and Chief
  Financial Officer



 (1) The column relating to "other annual compensation" has been omitted because no compensation required to be reported in such column was awarded to, earned by, or paid to the named executives during the periods covered by such column.

(2) The amounts in this column include salary and bonus deferred at the executive's election under the Company's Profit
     Sharing and Deferred Earnings Plan.

(3) The amounts in this column include bonuses which are accrued in the fiscal year earned and paid in the following fiscal year.

(4) The amounts shown in this column represent the dollar value of restricted stock awarded under the 2006 Stock Incentive Plan on February 1, 2006. Dividends, if any, are paid during the restricted period. The Company grants awards of restricted stock from time to time either as part of a program for a particular
     year, or on an ad  hoc  basis  to encourage   of  retention
     of  key  talent.   A   table   of outstanding  restricted
     stock  awards  to  Named  Executive Officers appears below.

 (5) The amounts shown under All Other Compensation include: the benefit to the executive for personal use of a Company provided vehicle; matching contributions under our Profit Sharing and Deferred Earnings Plan (executives participate on the same terms as other employees); benefits paid under our Medical Reimbursement Plan, under which we reimburse certain officers for personal medical expenses not covered by insurance; and certain country, social and civic club membership dues. In addition to these benefits, the named executive officers participate in group plans, including our group health insurance and life insurance plans, on the same terms as other employees.

Restricted Stock Awards Not Vested
----------------------------------

      The table below provides additional detail about the Restricted Stock Awards shown in Column 5 of the Summary
Compensation Table.

               Restricted Stock Awards Not Vested


Name             Grant Date   Vesting  Initial  Initial  Initial  Remaining  Current
                              Date(1)  Grant    Price     Value    Shares    Value(2)
                                       Amount

John E. Anderson  2/1/2006    1/4 per   800     $63.54    $50,832   800     $60,448
                              year
                              starting
                              1/1/2007

David H.          2/1/2006    1/4 per   600     $63.54    $38,124   600     $45,336
deVilliers Jr.                year
                              starting
                              1/1/2007

Terry S. Phipps   2/1/2006    1/4 per   600     $63.54    $38,124   600     $45,336
                              year
                              starting
                              1/1/2007

Robert E. Sandlin 2/1/2006    1/4 per   600     $63.54    $38,124   600     $45,336
                              year
                              starting
                              1/1/2007

Ray M.            2/1/2006    1/4 per   600     $63.54    $38,124   600     $45,336
Van Landingham                year
                              starting
                              1/1/2007


(1) Holders are entitled to receive dividends paid (if any) with respect to restricted shares.

(2) Determined based on the closing price of the Company's common stock ($75.56) on September 29, 2006 (the last trading day in fiscal 2006).

Option Grants In Last Fiscal Year

     No stock options or stock appreciation rights were granted in the last fiscal year.

Option Exercises and Fiscal Year-End Values

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2006 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table who holds options.

                                           Number of Unexercised   Value of Unexercised
                                                Options at         In-The-Money Options
                                            September 30, 2006     At September 30, 2006(1)
                                            ------------------     ------------------------
Name               Shares       Value     Exercisable Unexercisable Exercisable Unexercisable
                 Acquired on   Realized($)      #            #            $            $
                   Exercise
                   --------    -----------  ---------- ------------- ----------- ------------
John E. Anderson     -0-          -0-         7,000     14,000        330,768     576,452

David H. deVilliers  -0-          -0-        10,500     12,000        528,059     512,334
   Jr.

Terry S. Phipps       2,000       104,402      -0-       6,000          -0-       271,470

Robert E. Sandlin     3,000       178,930      -0-       8,000          -0-       341,556

Ray M. Van              204        13,825    4,796       8,000        234,500     341,556
 Landingham



(1) The closing price of the Company's common stock as reported on The NASDAQ Stock Market on September 29, 2006 (the last trading day in fiscal 2006) of $75.56, less the exercise price, was used in calculating the value of exercisable and unexercisable options.

Pension Plan

     The Company has a Management Security Plan (the "MSP Plan") for certain officers. Benefit levels have been established on the basis of base compensation at September 30, 2002. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter the benefit level until his death. The MSP Plan provides that in the event a participant dies prior to his retirement, his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first.

     The  annual retirement benefit levels in effect at September
30, 2006 for the named executive officers were:

          John E. Anderson              $160,000
          David H. deVilliers Jr.       $123,600

None  of  the  other executives named in the Summary Compensation
Table are eligible to participate in the MSP Plan.

                   RELATED PARTY TRANSACTIONS

     Four directors of the Company, Edward L. Baker, John D. Baker II, Thompson S. Baker II, and Luke E. Fichthorn III are also directors of FRI. The four directors beneficially own approximately 45.9% of the stock of the Company and 25.6% of the stock of FRI as of October 31, 2006.

     The  Company  and  FRI  routinely are  engaged  in  business together through the hauling by the Company of construction aggregates, diesel fuel, cement and other products for FRI and the leasing to FRI of construction aggregates mining and other properties. The Company has numerous aggregates hauling competitors at all terminal and mine sites and the rates charged are, accordingly, established by competitive conditions. Approximately 5.6% of the Company's revenue was attributable to FRI during the 2006 fiscal year. In addition, under an agreement, FRI provided certain management and related services, including administrative and property management services to the Company and its subsidiaries. FRI charged the Company $191,000 for such services during the fiscal year ended September 30, 2006.

      On October 4, 2006, a subsidiary of the Company (FRP) entered into a Joint Venture Agreement with FRI. The Joint Venture Agreement establishes a real estate joint venture to develop approximately 4,400 acres of land near Brooksville, Florida. Under the terms of the joint venture, FRP has contributed its fee interest in approximately 3,500 acres that it leased to FRI under a long-term mining lease. FRI will continue to mine the property and pay royalties to FRP for as long as mining does not interfere with the development of the property.

           FRP also reimbursed FRI approximately $3 million for one-half of the acquisition costs of a 288 acre contiguous parcel recently acquired by FRI from a third party. The 288 acre parcel was contributed to the Joint Venture.

           FRI contributed 553 acres that it owns as well as its leasehold interest in the 3,500 acres that it leased from FRP. The joint venture will be jointly controlled by FRI and FRP, and they will each have a mandatory obligation to fund additional capital contributions of up to $2 million. Distributions will also be made on a 50-50 basis.

            The property does not yet have the necessary entitlements for real estate development. Approval to develop real property in Florida entails an extensive entitlements process involving multiple and overlapping regulatory jurisdictions and the outcome is inherently uncertain. The Company currently expects that the entitlement process may take several years to complete.

           In connection with the Joint Venture, the Company also extended certain lease agreements between FRP and FRI on FRI's corporate headquarters in Jacksonville, Florida, and the Astatula and Marion Sand mining properties, also in Florida. The Company and FRI also agreed that a 2,500 acre tract of the Grandin mining property, in Florida, due to be released will remain subject to the lease and available for future mining.

     Mr. Fichthorn provided the Company with financial consulting and other services during the fiscal year ended 2006 for which he received $30,000.

      In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company's common stock on December 11, 2006.

                  Name and Address       Amount and Nature      Percentage
Title of Class   of Beneficial Owner     Beneficial Ownership(1) of Class
--------------   -------------------     --------------------   ----------
   Common        Baker Holdings, LP            1,061,521          35.3%
                 Edward L. Baker                 137,615(1)        4.5%
                 John D. Baker II                141,879(1)        4.7%
                 P.O. Box 4667                 ------------       ------
                 Jacksonville, FL 32201        1,341,015          43.9%


   Common        Royce & Associates, LLC         317,400(2)       10.5%
                 1414 Avenue of the Americas
                 New York, NY 10019

(1) Edward L. Baker and John D. Baker II have shared voting power and dispositive power over the shares owned by Baker Holdings, LP and each have a pecuniary interest in 353,840 shares owned by Baker Holdings, LP. See Common Stock
     Ownership by Directors and Executive Officers and the accompanying notes for further details on shares beneficially owned by Edward L. Baker and John D. Baker II.
(2) In a Schedule 13G filed with the Securities and Exchange Commission on January 31, 2006, Royce & Associates, LLC reported that, as of December 31, 2005, it had sole voting and dispositive power with respect to 317,400 shares.

   COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

      The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 31, 2006.

         Name of            Amount and Nature of
   Of Beneficial Owner      Beneficial Ownership(1) Percentage of Class
   -------------------     ------------------------ -------------------

  John E. Anderson                 33,606                  1.1%
  Edward L. Baker                 845,296(2)(3)           27.9%
  John D. Baker II                495,719(2)(4)           16.3%
  Thompson S. Baker II             40,075(5)               1.3%
  Charles E. Commander III          9,500                   *
  David H. deVilliers Jr.          18,999                   *
  Luke E. Fichthorn III            45,533(6)               1.5%
  John D. Klopfenstein              1,900                   *
  Robert H. Paul III               21,600                   *
  Terry S. Phipps                   1,814                   *
  Robert E. Sandlin                 6,009                   *
  H. W. Shad                        7,000                   *
  Martin E. Stein Jr.              61,800(7)              2.0%
  Ray M. Van Landingham             8,396                   *
  James H. Winston                 24,500                   *
  All Directors and Officers
     As a group (15 people)     1,621,747                50.4%
* Less than 1%

(1)  The preceding table includes the following shares held under the  Company's Profit Sharing and Deferred Earnings Plan and
     shares  underlying  options that are exercisable  within  60 days of October 31, 2006.

                                 Shares Under
                             Profit Sharing Plan    Shares Under Option
                             -------------------    -------------------
       John E. Anderson              -0-                   12,000
       Edward L. Baker            2,542                    22,000
       John D. Baker II           1,549                    24,000
       Thompson S. Baker II           7                    24,000
       Charles E. Commander III      -0-                    7,000
       David H. deVilliers Jr.    1,399                    15,000
       Luke E. Fichthorn III         -0-                   24,000
       John D. Klopfenstein          -0-                    1,500
       Robert H. Paul III            -0-                   20,000
       Terry S. Phipps              214                     1,000
       Robert E. Sandlin          2,409                     3,000
       H.W. Shad III                 -0-                    6,000
       Martin E. Stein, Jr.          -0-                   19,000
       Ray M. Van Landingham         -0-                    7,796
       James H. Winston              -0-                   19,000
       All directors and officers
        as a group (15 people)    8,120                   205,296

(2) Edward L. Baker and John D. Baker II have shared voting and investment power with respect to the 1,061,521 shares owned by Baker Holdings, LP. The table attributes 707,681 of these shares to Edward L. Baker (353,840 shares in which he has a beneficial interest and 353,841 shares in which another person has a beneficial interest) and excludes them from the ownership totals for John D. Baker II. The remaining 353,840 shares, in which John D. Baker II has a beneficial interest, are attributed to John D. Baker II.

(3) Includes 85,543 shares held in trust for the benefit of children of John D. Baker II as to which Edward L. Baker has sole voting power and sole investment power but as to which he disclaims beneficial ownership; 432 shares held by a trust for which Edward L. Baker is a co-trustee with SunTrust Bank and to which he has potential income rights; and 400 shares directly owned by his wife, as to which he disclaims beneficial ownership.

(4) Includes 1,963 shares directly owned by the living trust of Mr. Baker's wife and 10,000 shares held in a trust administered by an independent trustee for the benefit of Mr. Baker's spouse and children, as to which he disclaims beneficial ownership. The amount shown for Mr. Baker does not include an aggregate of 86,639 shares held by certain trusts that are administered by Edward L. Baker, as trustee, for the benefit of Mr. Baker's children and in which neither John D. Baker II nor Edward L. Baker have a pecuniary interest.

(5)  Includes  733  shares directly owned by Mr. Baker's  spouse;
     and 2,199 shares held for the benefit of Mr. Baker's minor children.

(6)  Includes 100 shares owned by the spouse of Mr. Fichthorn  as to  which  he  disclaims any beneficial interest  and  4,000 shares directly owned by the M/B Disbro Trust, of which  Mr.
     Fichthorn is a co-trustee and beneficiary.

(7) Includes 40,300 shares owned by Regency Square II, a Florida general partnership. Mr. Stein owns a 2.5248% partnership interest and is a co-trustee and a beneficiary of a testamentary trust that holds a 46.21% interest in the partnership. John D. Baker II also is a co-trustee of this testamentary trust and so may be deemed to have shared voting and dispositive power as to the shares owned by the partnership. These shares are excluded from the totals shown for John D. Baker II, who disclaims any beneficial interest in such shares.

                     AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also selects the Company's independent registered public accounting firm.

     In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     In addition, the Audit Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2006, for filing with the Securities and Exchange Commission.

     Submitted by:                 H.W. Shad III, Chairman
                                   Charles E. Commander III
                                   Robert H. Paul III
                                   Members of the Audit Committee

     The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

                      INDEPENDENT AUDITOR

     The Audit Committee has engaged Hancock Askew & Co., LLP to serve as the Company's principal public accountants for a one year term beginning June 21, 2006. Representatives of Hancock Askew & Co., LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

       On June 21, 2006, the Audit Committee dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's principal public accountants and engaged Hancock Askew & Co., LLP. PwC's reports on the consolidated financial statements of the Company for the fiscal years ended September 30, 2004 and September 30, 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      In addition, during the Company's fiscal years ended September 30, 2004 and September 30, 2005 and the subsequent interim period through the date on which the Audit Committee dismissed PwC, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     During the Company's fiscal years ended September 30, 2004 and September 30, 2005 and the subsequent interim period through the date on which the Audit Committee engaged HA, the Company did not consult HA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit and Non-Audit Fees

      The following table presents fees billed or to be billed by the Company's independent registered public accounting firm for the audit of the Company's financial statements for fiscal years 2005 and 2006 and for other services performed during such periods.

                                         2006         2005
                                         ----         ----
Audit Fees, Hancock Askew & Co., LLP(1)  $214,850      -0-
Audit Fees, PricewaterhouseCoopers LLP(1)  69,800   $161,398(4)
Audit Related Fees(2)                      19,000     17,964
Tax Fees(3)                                72,458     58,745
All Other Fees                                -0-       -0-
                                         --------   -----------
Total                                    $376,108   $238,107



  (1) Audit services include work performed in connection with the review of the Company's quarterly financial statements, the audit of the Company's annual financial statements and, for 2006, the audit of management's assessment of internal control over financial reporting.
  (2) Audit related fees consisted principally of audits of employee benefit plans. Amounts shown were billed by PricewaterhouseCoopers LLP.
  (3) Tax fees consisted principally of assistance related to tax compliance and reporting. Amounts shown were billed by PricewaterhouseCoopers LLP.
  (4) Includes additional fees billed with respect to fiscal 2005 after the date the proxy statement for the 2006 annual meeting of the shareholders was filed.

Pre-Approval of Audit and Non-Audit Services

	Under the Company's amended Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by PricewaterhouseCoopers and Hancock Askew & Co., LLP during fiscal 2006.

                          ADDITIONAL INFORMATION

Shareholder Proposals

   Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2008 must be delivered in writing to the principal executive offices of the Company no later than August 30, 2007. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

     Except for shareholder proposals to be included in the Company's proxy materials, the deadline for nominations for directors submitted by a shareholder is forty days before the next annual meeting. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

    The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by August 30, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, NASDAQ and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except that Mr. Phipps was three days late on one occasion in reporting the purchase and sale of a total of 2,000 shares due to the broker's failure to notify him of the completion of the trade.

Annual Report on Form 10-K

    Shareholders may receive without charge a copy of Patriot Transportation Holding, Inc.'s annual report to the Securities and Exchange Commission on Form 10-K including the financial statements and the financial statement schedules by writing to the Secretary of the Company at 1801 Art Museum Drive, Jacksonville, Florida 32207. This report also is available through our website, www.patriottrans.com.

                                    BY ORDER OF THE BOARD OF DIRECTORS


December 28, 2006		          Ray M. Van Landingham
                         	 	        Secretary

     PLEASE RETURN THE ENCLOSED FORM OF PROXY, DATED AND SIGNED, IN THE
           ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE.

                                      ANNEX A


                         PATRIOT TRANSPORTATION HOLDING, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee, a committee of the Board of Directors (the "Board"), is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence,
(3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules and the Securities Exchange Act of 1934 (the "Exchange Act"). All members of the Audit Committee shall be able to read and understand fundamental financial statements. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission.

    Notwithstanding the foregoing, one director who does not meet the NASDAQ definition of independence, but who meets the criteria set forth in Section 10A(m)(3) under the Exchange Act and the rules thereunder, and who is not a current officer or employee or a family member of such person, may serve for no more than two years on the Audit Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership is required by the best interests of the Company and its shareholders. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Audit Committee. The use of this "exceptional and limited circumstances" exception, as well as the nature of the individual's relationship to the Company and the basis for the board's determination, shall be disclosed in the Company's annual proxy statement.

In addition, if an Audit Committee member ceases to be independent for reasons outside the member's reasonable control, his or her membership on the Audit Committee may continue until the earlier of the Company's next annual meeting of shareholders or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding Audit Committee composition due to a single vacancy on the Audit Committee, then the Company will have until the earlier of the next annual meeting of shareholders or one year from the occurrence of the event that caused the failure to comply with this requirement. The Company shall provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee of the Board in existence from time to time. Audit Committee members may be replaced by the Board at any time.

Meetings

The Audit Committee shall meet at least quarterly.

The Audit Committee shall meet periodically in separate executive sessions with management, any internal auditors, and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of the Committee or its advisors.

The Audit Committee will meet at the call of its Chairman or the Chairman of the Board of Directors.

A majority of the Audit Committee members will be a quorum for the transaction of business.

The action of a majority of those present at a meeting at which a quorum is present will be the act of the Audit Committee.

Any action required to be taken at a meeting of the Audit Committee will be deemed the action of the Audit Committee without a meeting if all of the Audit Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

Minutes shall be taken at each meeting of the Audit Committee and included in the Company's corporate records.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     The Audit Committee shall conduct an annual self-evaluation to assess the effectiveness of the Audit Committee and its compliance with the requirements of this Charter and applicable listing standards and legal requirements. The Audit Committee shall report its conclusions to the Board.

	The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.	Review and discuss with management and the independent auditor the
Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5.	Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

6.	Review and discuss reports from the independent auditors on:

        a.	all critical accounting policies and practices to be used;

        b.	all alternative treatments of financial information within
                generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

        c.	other material written communications between the
                independent auditor and management, such as any management letter or schedule of unadjusted differences.

7.	Discuss with management and approve the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

9.	Discuss with management the Company's major financial risk
exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

10.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.	Review disclosures made to the Audit Committee by the Company's CEO,
CFO and CAO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

12.	Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Company's Relationship with the Independent Auditor

13.	Review and evaluate the lead partner of the independent auditor team.

14.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors.
The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

15.	Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

16.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

17.	Approve or establish policies for the Company's hiring of
employees or former employees of the independent auditor.

18.	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

19.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

20.	Review the appointment and replacement of any senior
internal auditing staff.

21.	Review the significant reports to management prepared by any internal audit staff and management's responses.

22.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommendedchanges in the planned scope of the internal audit.

Compliance Oversight Responsibilities

23.	Obtain from the independent auditor assurance that Section 10A(b)
of the Exchange Act has not been implicated.

24.	Obtain reports from management, the senior member of any internal audit staff and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

25.	Approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K and that have not previously been approved by the Company's independent directors.

26.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

27.	Discuss with management and the independent auditor any
correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

28.	Discuss with counsel to the Company any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

              PATRIOT TRANSPORTATION HOLDING, INC.
              PROXY SOLICITED BY BOARD OF DIRECTORS

  FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 7,
                              2007.

      The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 155 East 21st Street, Jacksonville, Florida on February 7, 2007, at 2 o'clock in the afternoon, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

   1. The election of three directors to each serve for a term of four years.

       / /   FOR the nominees listed  /  /  WITHHOLD AUTHORITY
       below (except as marked        to vote for all nominees
       to the contrary below)            listed below

        John E. Anderson, Robert H. Paul III and James H. Winston are the nominees for a term of four years.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

_____________________________________________________________

   2. The ratification of the Audit Committee's selection of Hancock Askew & Co., LLP, as the Independent Registered Public
Accounting Firm (auditors) for fiscal 2007.

          / / FOR            / / AGAINST          / / ABSTAIN

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

                  (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned's directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and ratification of the Independent Registered Public Accounting Firm and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 28, 2006, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

                                   Dated:


                                   Signature


                                   Signature, if held jointly

                              IMPORTANT:  Please date this  proxy
                              and  sign exactly as your  name  or
                              names  appear(s)  hereon.   If  the
                              stock  is  held jointly, signatures
                              should include both names. Personal
                              representatives,          trustees,
                              guardians and others signing  in  a
                              representative capacity should give
                              full  title.   If  you  attend  the
                              meeting,  you  may,  if  you  wish,
                              withdraw  your proxy  and  vote  in
                              person.


      PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

             Proxy Statement dated December 22, 2006